UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 21, 2010

J. C. PENNEY COMPANY, INC.

Meeting Information

Meeting Type: Annual

For holders as of: March 22, 2010

Date: May 21, 2010 Time: 10:00 a.m. CDT

Location: JCPenney Home Office

6501 Legacy Drive

Plano, Texas 75024-3698

Every Day Matters

JCPenney

J. C. PENNEY COMPANY, INC.

6501 LEGACY DRIVE

PLANO, TX 75024

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K SUMMARY ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. For directions to the Meeting, please call (972) 431-1000. At the

Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

Directors recommend a vote FOR Proposals 1 and 2.

1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are:

Nominees:

1a. C. C. Barrett

1b. M. A. Burns

1c. M. K. Clark

1d. T. J. Engibous

1e. K. B. Foster

1f. G. B. Laybourne

1g. Burl Osborne

1h. L. H. Roberts

1i. J. G. Teruel

1j. R. G. Turner

1k. M. E. Ullman, III

1l. M. E. West

2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending January 29, 2011.

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